Summary of Significant Accounting Policies - Summarized Combined Financial Data For Equity Method Investments - Income Statement (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Investment in affiliates [Abstract]
Revenues	$ 261,705	$ 199,764	$ 153,131
Operating income	171,496	135,498	90,544
Net income	$ 170,175	$ 133,987	$ 88,504